Exhibit 10.10

THIRD AMENDMENT TO CREDIT AGREEMENT

This THIRD Amendment to Credit Agreement (the “Amendment”) is made and entered into as of September 30, 2008, by and between BANK OF THE WEST (the “Bank”) and VOLCOM, INC. (the “Borrower”) with respect to the following:

This Amendment shall be deemed to be a part of and subject to that certain Credit Agreement dated as of July 20, 2006, as it may be amended from time to time, and any and all addenda and riders thereto (collectively the “Agreement”). Unless otherwise defined herein, all terms used in this Amendment shall have the same meanings as in the Agreement. To the extent that any of the terms or provisions of this Amendment conflict with those contained in the Agreement, the terms and provisions contained herein shall control.

WHEREAS, the Borrower and the Bank mutually desire to extend and/or modify the Agreement.

NOW THEREFORE, for value received and hereby acknowledged, the Borrower and the Bank agree as follows:

1.	Extension of Expiration Date. The Expiration Date provided for in Section 1.1.14 of the Agreement shall be extended to August 31, 2010.

2.	Additional Provision for that Certain Defined Terms. A new Section 1.1.38 is added to the Agreement which reads as follows:

1.1.38	“EBITDA”: shall mean earnings exclusive of extraordinary gains and before deductions for interest expense, taxes, depreciation and amortization expense.

3.	Modification of the Line of Credit. Section 2.1.1 of the Agreement is deleted in its entirety and the following is substituted in lieu thereof:

2.1.1	The Line of Credit: On terms and conditions as set forth herein, the Bank agrees to make Advances to the Borrowers from time to time from the date hereof to the Expiration Date, provided the aggregate amount of such Advances outstanding at any time does not exceed $40,000,000.00 (the “Line of Credit”). Within the foregoing limits, the Borrowers may borrow, partially or wholly prepay, and reborrow under this Section 2.1. Proceeds of the Line of Credit shall be used to assist with seasonal working capital needs and acquisitions.

4.	Modification of the Line of Credit/Interest on Advances/LIBOR Rate. The percentage set forth in Section 2.1.4(ii) of the Agreement, which is currently 1.50%, is hereby modified and amended to be 1.25%.

5.	Modification of Certain Defined Terms/”FX Limit”. Section 1.1.18 of the Agreement is deleted in its entirety and the following is substituted in lieu thereof:

1.1.18	“FX Limit”: shall mean $6,000,000.00, provided however, that the Borrower’s FX Limit, which combined with the FX Limit of Volcom SAS and Volcom International SARL (as such term is defined in Volcom SAS and Volcom International SARL respective credit agreements with the Bank) shall not exceed $6,000,000.00

6.	Modification of Financial Condition. Section 5.2 of the Agreement is deleted in its entirety and the following is substituted in lieu thereof:

5.2	Financial Condition: The Borrower promises and agrees, during the term of this Agreement and until payment in full of all of the Borrower’s Obligations, the Borrower will maintain at all times:

(i)	A ratio of the sum of cash, cash equivalents and accounts receivable to Current Liabilities of not less than 1.75 to 1.00

(ii)	A minimum net profit after tax and payment of dividends of at least $1,000,000.00 at the end of each fiscal year.

(iii)	A minimum EBITDA of at least $35,000,000.00 at the end of each fiscal quarter with EBITDA based upon the immediately preceding three fiscal quarters and the current quarter just ended.

7.	Modification of Merge or Consolidate. Section 5.4 of the Agreement is deleted in its entirety and the following is substituted in lieu thereof:

5.4	Merge or Consolidate: Not liquidate or dissolve, merge or consolidate with or into, or acquire any other business organization, provided however, that this Section 5.4 shall not apply to transactions in which Borrower is the surviving entity. Provided further, that if any acquisition is made by Borrower which has a forecasted debt in excess of $25,000,000 upon the date of closing, the acquisition must be projected to be accretive to EBITDA in the first year of the acquisition.

8.	Modification of Liens and Encumbrances. Section 5.11 of the Agreement is deleted in its entirety and the following is substituted in lieu thereof:

5.11	Liens and Encumbrances: Not create, assume or permit to exist any security interest, encumbrance, mortgage, deed of trust, or other lien (including, but not limited to, a lien of attachment, judgment or execution) affecting any of the Borrower’s properties, or execute or allow to be filed any financing statement or continuation thereof affecting any of such properties, except for Permitted Liens or as otherwise provided in this Agreement and except liens and security interests associated with Indebtedness of up to $500,000.00 in any one fiscal year.

9.	Additional Provision for Right of Setoff/ Waiver of Jury Trial and Judicial Reference Provision. New Sections 8.15, 8.16 and 8.17 are added to the Agreement which reads as follows:

8.15	Right of Setoff. To the extent permitted by applicable law, Bank reserves a right of setoff in all Borrower’s accounts with Bank (whether checking, savings, or some other account). This includes all accounts Borrower holds jointly with someone else and all accounts Borrower may open in the future. Borrower authorizes Bank, to the extent permitted by applicable law, to charge or setoff all sums owing on the debt against any and all such accounts, and, at Bank’s option, to administratively freeze all such accounts to allow Bank to protect Bank’s charge and setoff rights provided in this paragraph.

8.16	Waiver Of Jury Trial. THE BORROWER AND BANK ACKNOWLEDGE THAT THE RIGHT TO TRIAL BY JURY IS A CONSTITUTIONAL RIGHT, AND THAT IT MAY BE WAIVED UNDER CERTAIN CIRCUMSTANCES. TO THE EXTENT PERMITTED BY LAW EACH PARTY, AFTER CONSULTING (OR HAVING THE OPPORTUNITY TO CONSULT) WITH COUNSEL OF ITS CHOICE, WAIVES ANY RIGHT TO TRIAL BY JURY IN THE EVENT OF LITIGATION RELATED TO THIS AGREEMENT OR ANY OTHER DOCUMENT, INSTRUMENT OR TRANSACTION BETWEEN THE PARTIES.

8.17	Judicial Reference Provision. In the event the above Jury Trial Waiver is unenforceable, the parties elect to proceed under this Judicial Reference Provision. With the exception of the items specified below, any controversy, dispute or claim between the parties relating to this Agreement or any other document, instrument or transaction between the parties (each, a Claim), will be resolved by a reference proceeding in California pursuant to Sections 638 et seq. of the California Code of Civil Procedure, or their successor sections, which shall constitute the exclusive remedy for the resolution of any Claim, including whether the Claim is subject to reference. Venue for the reference will be the Superior Court in the County where real property involved in the action, if any, is located, or in a County where venue is otherwise appropriate under law (the Court). The following matters shall not be subject to reference: (i) nonjudicial foreclosure of any security interests in real or personal property, (ii) exercise of self-help remedies (including without limitation set-off), (iii) appointment of a receiver, and (iv) temporary, provisional or ancillary remedies (including without limitation writs of attachment, writs of possession, temporary restraining orders or preliminary injunctions). The exercise of, or opposition to, any of the above does not waive the right to a reference hereunder.

The referee shall be selected by agreement of the parties. If the parties do not agree, upon request of any party a referee shall be selected by the Presiding Judge of the Court. The referee shall determine all issues in accordance with existing case law and statutory law of the State of California, including without limitation the rules of evidence applicable to proceedings at law. The referee is empowered to enter equitable and legal relief, and rule on any motion which would be authorized in a court proceeding, including without limitation motions for summary judgment or summary adjudication. The referee shall issue a decision, and pursuant to CCP §644 the referee’s decision shall be entered by the Court as a judgment or order in the same manner as if tried by the Court. The final judgment or order from any decision or order entered by the referee shall be fully appealable as provided by law. The parties reserve the right to findings of fact, conclusions of law, a written statement of decision, and the right to move for a new trial or a different judgment, which new trial if granted, will be a reference hereunder. AFTER CONSULTING (OR HAVING THE OPPORTUNITY TO CONSULT) WITH COUNSEL OF ITS CHOICE, EACH PARTY AGREES THAT ALL CLAIMS RESOLVED UNDER THIS REFERENCE PROVISION WILL BE DECIDED BY A REFEREE AND NOT A JURY.

10.	Representations and Warranties. The Borrower hereby reaffirms the representations and warranties contained in the Agreement.

11.	Confirmation of Other Terms and Conditions of the Agreement. Except as specifically provided in this Amendment, all other terms, conditions and covenants of the Agreement unaffected by this Amendment shall remain unchanged and shall continue in full force and effect and the Borrower hereby covenants and agrees to perform and observe all terms, covenants and agreements provided for in the Agreement, as hereby amended.

12.	Governing Law. This Amendment shall be governed and construed in accordance with the laws of the State of California to which jurisdiction the parties hereto hereby consent and submit.

13.	Counterparts. This Amendment may be executed in one or more counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same instrument.

IN WITNESS WHEREOF, this Amendment has been executed by the parties hereto as of the date first hereinabove written.

BANK:		BORROWER:

BANK OF THE WEST		VOLCOM, INC.

BY:	/s/ Cecile Segovia	BY:	/s/ Richard R. Woolcott
NAME: Cecile Segovia, Vice President		NAME: Richard R. Woolcott, CEO

		BY:	/s/ Douglas P. Collier
NAME: Douglas P. Collier, CFO and Secretary

ADDRESS:

1740 Monrovia Avenue Costa Mesa, CA 92627

FIRST AMENDMENT TO CREDIT AGREEMENT

This FIRST Amendment to Credit Agreement (the “Amendment”) is made and entered into as of September 30, 2008, by and between BANK OF THE WEST (the “Bank”) and VOLCOM INTERNATIONAL SARL (the “Borrower”) with respect to the following:

This Amendment shall be deemed to be a part of and subject to that certain Credit Agreement dated as of November 9, 2006, as it may be amended from time to time, and any and all addenda and riders thereto (collectively the “Agreement”). Unless otherwise defined herein, all terms used in this Amendment shall have the same meanings as in the Agreement. To the extent that any of the terms or provisions of this Amendment conflict with those contained in the Agreement, the terms and provisions contained herein shall control.

WHEREAS, the Borrower and the Bank mutually desire to extend and/or modify the Agreement.

NOW THEREFORE, for value received and hereby acknowledged, the Borrower and the Bank agree as follows:

1.	Extension of Expiration Date. The Expiration Date provided for in Section 1.1.7 of the Agreement shall be extended to August 31, 2010.

2.	Modification of Certain Defined Terms/”FX Limit”. Section 1.1.11 of the Agreement is deleted in its entirety and the following is substituted in lieu thereof:

1.1.11	“FX Limit”: shall mean $6,000,000.00, provided however, that the Borrower’s FX Limit, which combined with the FX Limit of Volcom, Inc. and Volcom SAS (as such term is defined in Volcom, Inc. and Volcom SAS respective credit agreements with the Bank) shall not exceed $6,000,000.00

3.	Modification of Notice. The dollar amount set forth in Section 5.3 of the Agreement, which is currently $1,000,000.00, is hereby modified and amended to be $10,000,000.00.

4.	Additional Provision for Right of Setoff/ Waiver of Jury Trial and Judicial Reference Provision. New Sections 8.15, 8.16 and 8.17 are added to the Agreement which reads as follows:

8.15	Right of Setoff. To the extent permitted by applicable law, Bank reserves a right of setoff in all Borrower’s accounts with Bank (whether checking, savings, or some other account). This includes all accounts Borrower holds jointly with someone else and all accounts Borrower may open in the future. Borrower authorizes Bank, to the extent permitted by applicable law, to charge or setoff all sums owing on the debt against any and all such accounts, and, at Bank’s option, to administratively freeze all such accounts to allow Bank to protect Bank’s charge and setoff rights provided in this paragraph.

8.16	Waiver Of Jury Trial. THE BORROWER AND BANK ACKNOWLEDGE THAT THE RIGHT TO TRIAL BY JURY IS A CONSTITUTIONAL RIGHT, AND THAT IT MAY BE WAIVED UNDER CERTAIN CIRCUMSTANCES. TO THE EXTENT PERMITTED BY LAW EACH PARTY, AFTER CONSULTING (OR HAVING THE OPPORTUNITY TO CONSULT) WITH COUNSEL OF ITS CHOICE, WAIVES ANY RIGHT TO TRIAL BY JURY IN THE EVENT OF LITIGATION RELATED TO THIS AGREEMENT OR ANY OTHER DOCUMENT, INSTRUMENT OR TRANSACTION BETWEEN THE PARTIES.

8.17	Judicial Reference Provision. In the event the above Jury Trial Waiver is unenforceable, the parties elect to proceed under this Judicial Reference Provision. With the exception of the items specified below, any controversy, dispute or claim between the parties relating to this Agreement or any other document, instrument or transaction between the parties (each, a Claim), will be resolved by a reference proceeding in California pursuant to Sections 638 et seq. of the California Code of Civil Procedure, or their successor sections, which shall constitute the exclusive remedy for the resolution of any Claim, including whether the Claim is subject to reference. Venue for the reference will be the Superior Court in the County where real property involved in the action, if any, is located, or in a County where venue is otherwise appropriate under law (the Court). The following matters shall not be subject to reference: (i) nonjudicial foreclosure of any security interests in real or personal property, (ii) exercise of self-help remedies (including without limitation set-off), (iii) appointment of a receiver, and (iv) temporary, provisional or ancillary remedies (including without limitation writs of attachment, writs of possession, temporary restraining orders or preliminary injunctions). The exercise of, or opposition to, any of the above does not waive the right to a reference hereunder.

The referee shall be selected by agreement of the parties. If the parties do not agree, upon request of any party a referee shall be selected by the Presiding Judge of the Court. The referee shall determine all issues in accordance with existing case law and statutory law of the State of California, including without limitation the rules of evidence applicable to proceedings at law. The referee is empowered to enter equitable and legal relief, and rule on any motion which would be authorized in a court proceeding, including without limitation motions for summary judgment or summary adjudication. The referee shall issue a decision, and pursuant to CCP §644 the referee’s decision shall be entered by the Court as a judgment or order in the same manner as if tried by the Court. The final judgment or order from any decision or order entered by the referee shall be fully appealable as provided by law. The parties reserve the right to findings of fact, conclusions of law, a written statement of decision, and the right to move for a new trial or a different judgment, which new trial if granted, will be a reference hereunder. AFTER CONSULTING (OR HAVING THE OPPORTUNITY TO CONSULT) WITH COUNSEL OF ITS CHOICE, EACH PARTY AGREES THAT ALL CLAIMS RESOLVED UNDER THIS REFERENCE PROVISION WILL BE DECIDED BY A REFEREE AND NOT A JURY.

5.	Representations and Warranties. The Borrower hereby reaffirms the representations and warranties contained in the Agreement.

6.	Confirmation of Other Terms and Conditions of the Agreement. Except as specifically provided in this Amendment, all other terms, conditions and covenants of the Agreement unaffected by this Amendment shall remain unchanged and shall continue in full force and effect and the Borrower hereby covenants and agrees to perform and observe all terms, covenants and agreements provided for in the Agreement, as hereby amended.

7.	Governing Law. This Amendment shall be governed and construed in accordance with the laws of the State of California to which jurisdiction the parties hereto hereby consent and submit.

8.	Counterparts. This Amendment may be executed in one or more counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same instrument.

IN WITNESS WHEREOF, this Amendment has been executed by the parties hereto as of the date first hereinabove written.

BANK:		BORROWER:

BANK OF THE WEST		VOLCOM INTERNATIONAL SARL

		BY:	VOLCOM, INC.

BY:	/s/ Cecile Segovia		By:	/s/ Richard R. Woolcott
NAME: Cecile Segovia, Vice President			Name: Richard R. Woolcott, CEO

			By:	/s/ Douglas Collier
Name: Douglas Collier, CFO and Secretary

ADDRESS:

1740 Monrovia Avenue Costa Mesa, CA 92627

FIRST AMENDMENT TO CREDIT AGREEMENT

This FIRST Amendment to Credit Agreement (the “Amendment”) is made and entered into as of September 30, 2008, by and between BANK OF THE WEST (the “Bank”) and VOLCOM SAS (the “Borrower”) with respect to the following:

This Amendment shall be deemed to be a part of and subject to that certain Credit Agreement dated as of November 9, 2006, as it may be amended from time to time, and any and all addenda and riders thereto (collectively the “Agreement”). Unless otherwise defined herein, all terms used in this Amendment shall have the same meanings as in the Agreement. To the extent that any of the terms or provisions of this Amendment conflict with those contained in the Agreement, the terms and provisions contained herein shall control.

WHEREAS, the Borrower and the Bank mutually desire to extend and/or modify the Agreement.

NOW THEREFORE, for value received and hereby acknowledged, the Borrower and the Bank agree as follows:

1.	Extension of Expiration Date. The Expiration Date provided for in Section 1.1.7 of the Agreement shall be extended to August 31, 2010.

2.	Modification of Certain Defined Terms/”FX Limit”. Section 1.1.11 of the Agreement is deleted in its entirety and the following is substituted in lieu thereof:

1.1.11	“FX Limit”: shall mean $6,000,000.00, provided however, that the Borrower’s FX Limit, which combined with the FX Limit of Volcom, Inc. and Volcom International SARL (as such term is defined in Volcom, Inc. and Volcom International SARL respective credit agreements with the Bank) shall not exceed $6,000,000.00

3.	Modification of Notice. The dollar amount set forth in Section 5.3 of the Agreement, which is currently $1,000,000.00, is hereby modified and amended to be $10,000,000.00.

4.	Additional Provision for Right of Setoff/ Waiver of Jury Trial and Judicial Reference Provision. New Sections 8.15, 8.16 and 8.17 are added to the Agreement which reads as follows:

8.15	Right of Setoff. To the extent permitted by applicable law, Bank reserves a right of setoff in all Borrower’s accounts with Bank (whether checking, savings, or some other account). This includes all accounts Borrower holds jointly with someone else and all accounts Borrower may open in the future. Borrower authorizes Bank, to the extent permitted by applicable law, to charge or setoff all sums owing on the debt against any and all such accounts, and, at Bank’s option, to administratively freeze all such accounts to allow Bank to protect Bank’s charge and setoff rights provided in this paragraph.

8.16	Waiver Of Jury Trial. THE BORROWER AND BANK ACKNOWLEDGE THAT THE RIGHT TO TRIAL BY JURY IS A CONSTITUTIONAL RIGHT, AND THAT IT MAY BE WAIVED UNDER CERTAIN CIRCUMSTANCES. TO THE EXTENT PERMITTED BY LAW EACH PARTY, AFTER CONSULTING (OR HAVING THE OPPORTUNITY TO CONSULT) WITH COUNSEL OF ITS CHOICE, WAIVES ANY RIGHT TO TRIAL BY JURY IN THE EVENT OF LITIGATION RELATED TO THIS AGREEMENT OR ANY OTHER DOCUMENT, INSTRUMENT OR TRANSACTION BETWEEN THE PARTIES.

8.17	Judicial Reference Provision. In the event the above Jury Trial Waiver is unenforceable, the parties elect to proceed under this Judicial Reference Provision. With the exception of the items specified below, any controversy, dispute or claim between the parties relating to this Agreement or any other document, instrument or transaction between the parties (each, a Claim), will be resolved by a reference proceeding in California pursuant to Sections 638 et seq. of the California Code of Civil Procedure, or their successor sections, which shall constitute the exclusive remedy for the resolution of any Claim, including whether the Claim is subject to reference. Venue for the reference will be the Superior Court in the County where real property involved in the action, if any, is located, or in a County where venue is otherwise appropriate under law (the Court). The following matters shall not be subject to reference: (i) nonjudicial foreclosure of any security interests in real or personal property, (ii) exercise of self-help remedies (including without limitation set-off), (iii) appointment of a receiver, and (iv) temporary, provisional or ancillary remedies (including without limitation writs of attachment, writs of possession, temporary restraining orders or preliminary injunctions). The exercise of, or opposition to, any of the above does not waive the right to a reference hereunder.

The referee shall be selected by agreement of the parties. If the parties do not agree, upon request of any party a referee shall be selected by the Presiding Judge of the Court. The referee shall determine all issues in accordance with existing case law and statutory law of the State of California, including without limitation the rules of evidence applicable to proceedings at law. The referee is empowered to enter equitable and legal relief, and rule on any motion which would be authorized in a court proceeding, including without limitation motions for summary judgment or summary adjudication. The referee shall issue a decision, and pursuant to CCP §644 the referee’s decision shall be entered by the Court as a judgment or order in the same manner as if tried by the Court. The final judgment or order from any decision or order entered by the referee shall be fully appealable as provided by law. The parties reserve the right to findings of fact, conclusions of law, a written statement of decision, and the right to move for a new trial or a different judgment, which new trial if granted, will be a reference hereunder. AFTER CONSULTING (OR HAVING THE OPPORTUNITY TO CONSULT) WITH COUNSEL OF ITS CHOICE, EACH PARTY AGREES THAT ALL CLAIMS RESOLVED UNDER THIS REFERENCE PROVISION WILL BE DECIDED BY A REFEREE AND NOT A JURY.

5.	Representations and Warranties. The Borrower hereby reaffirms the representations and warranties contained in the Agreement.

6.	Confirmation of Other Terms and Conditions of the Agreement. Except as specifically provided in this Amendment, all other terms, conditions and covenants of the Agreement unaffected by this Amendment shall remain unchanged and shall continue in full force and effect and the Borrower hereby covenants and agrees to perform and observe all terms, covenants and agreements provided for in the Agreement, as hereby amended.

7.	Governing Law. This Amendment shall be governed and construed in accordance with the laws of the State of California to which jurisdiction the parties hereto hereby consent and submit.

8.	Counterparts. This Amendment may be executed in one or more counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same instrument.

IN WITNESS WHEREOF, this Amendment has been executed by the parties hereto as of the date first hereinabove written.

BANK:		BORROWER:

BANK OF THE WEST		VOLCOM SAS

		BY:	VOLCOM, INC.

BY:	/s/ Cecile Segovia		By:	/s/ Richard R. Woolcott
NAME: Cecile Segovia, Vice President			Name: Richard R. Woolcott, CEO

			By:	/s/ Douglas Collier
Name: Douglas Collier, CFO and Secretary

ADDRESS:

1740 Monrovia Avenue Costa Mesa, CA 92627